FILED
  IN THE OFFICE OF THE         ARTICLES OF INCORPORATION       Filing fee:
SECRETARY OF STATE OF THE       (PURSUANT TO NRS 78)           Receipt #:
     STATE OF NEVADA               STATE OF NEVADA
        C30143-98                SECRETARY OF STATE
       DEC 23 1998
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
(FOR FILING OFFICE USE)                                                 (FOR FILING OFFICE USE)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
   IMPORTANT: READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING THIS FORM.
                         TYPE OR PRINT (BLACK INK ONLY)

No. ------------
/s/ Dean Heller
-------------------------------
DEAN HELLER, SECRETARY OF STATE

1. NAME OF CORPORATION: CRA-MCO, Inc.
                        --------------------------------------------------------------------------------------
2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

   Name of Resident Agent: THE CORPORATION TRUST COMPANY OF NEVADA
                           -----------------------------------------------------------------------------------
   Street Address: One East First Street,                Reno, NV                 89501
                   -------------------------------------------------------------------------------------------
                     Street No.        Street Name       City                     Zip

3. SHARES: (number of shares the corporation is authorized to Issue)

   Number of shares with par value: 1,000    Par Value: 0.01     Number of shares without par value:__________
                                    ------              -------

4. GOVERNING BOARD: shall be styled as (check one):  X  Directors __________________ Trustees
   The FIRST BOARD OF DIRECTORS shall consist of 2 members and the names and addresses are as follows (attach additional pages if necessary)
                                                               312 Union Wharf, Boston, Massachusetts
   Daniel J. Thomas                                            617-367-2163
   -----------------------------------------------             -------------------------------------------------------
   Name                                                          Address                                  City/State/Zip

   Joseph F. Pesce                                             312 Union Wharf, Boston, Massachusetts 02109
   -----------------------------------------------             -------------------------------------------------------
   Name                                                        Address                                  City/State/Zip

5. PURPOSE (optional--see reverse side: The purpose of the corporation shall be:
     Managed Care Organization Which Reviews And Pays Workmen's Compensation Claims
   -----------------------------------------------------------------------------------------------------------

6. OTHER MATTERS:  This form includes the minimal statutory  requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate.  If any of the additional  information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached _______________.

7. SIGNATURES  OF  INCORPORATORS:  The names and  addresses of each of the  incorporators signing the articles
   (Signatures must be notarized)

   (Attached additional pages if there are more than two incorporators.)

   Richard A. Parr, II
   -----------------------------------------------             -------------------------------------------------------
   Name (print)                                                Name (print)

   5080 Spectrum Dr., #400 West, Addison, TX 75001
   -----------------------------------------------             -------------------------------------------------------
   Address                          City/State/Zip             Address                                  City/State/Zip

   /s/ Richard A. Parr, II
   -----------------------------------------------             -------------------------------------------------------
   Signature                                                   Signature

   State of    Texas    County of    Dallas                    State of ___________________ County of ________________
            ----------            ----------------

   This instrument was acknowledged before me on               This instrument was acknowledged before me on

   December 22,                         1998, by               __________________________________________, 19____ , by
   ----------------------------------     --

   Richard A. Parr, II
   -----------------------------------------------             -------------------------------------------------------
                  Name of Person                                         Name of Person

   as  incorporator                                            as  incorporator
   of  CRA-MCO,  Inc.                                          of  CRA-MCO,  Inc.
   -----------------------------------------------             -------------------------------------------------------
   (name of party on behalf of whom instrument was executed)   (name of party on behalf of whom instrument was executed)

   /s/ BEVERLY MURPHY
   -----------------------------------------------             -------------------------------------------------------
   NOTARY PUBLIC SIGNATURE                                                      NOTARY PUBLIC SIGNATURE

   [NOTARY PUBLIC SEAL]                                                         (affix notary stamp or seal)
               BEVERLY MURPHY
         Notary Public, State of Texas

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

   The  Corporation  Trust of  Nevada  hereby  accept  appointment  as  Resident  Agent  for the  above  named corporation.
   ----------------------------------
   The Corporation Trust of Nevada By                                12/23/98
[SIGNATURE OMITTED]
---------------------------------------------------------      -------------------------------------------------------
Signature of Resident Agent      Assistant Secretary (DLS)                                                        Date
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

               SIXTY DAY LIST OF OFFICERS, DIRECTORS AND AGENT OF

                                  CRA-MCO, INC.

A  NEVADA          CORPORATION.          FOR THE FILING PERIOD
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The Corporations' duly appointed Resident Agent in charge of said principal               __ FOR OFFICE USE ONLY __________
office in the State of Nevada upon whom process can be served is:                            FILED (DATE) DEC 23 1993
                                                                                          _________________________________
The corporation Trust Company of Nevada                                                   _________________________________
One East First Street                                                                          NO. C30143-08
Reno, Nevada 89501                                                                        _________________________________
                                                                                                    DEAN HELLER
                                                                                          DEAN HELLER, SECRETARY OF STATE
                                                                                          _________________________________
                                                                                          RETURN ALL COPIES OF THIS FORM


We want to help you get your business with our office completed in the fastest, most efficient manner. TO AVOID DELAYS, RETURNS AND
LATE CHARGES, PLEASE BE SURE YOU HAVE:

   1. Names and mailing addresses for all officers and directors. A President, Secretary, Treasurer and Directors must be named.

   2. An officer's signature at the bottom of this form.

   3. Returned ALL COPIES of this form with the $85.00 filing fee. A $15.00 penalty must be added if this form isn't filed within
      60 days from the date of incorporation.

   4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope.

   5. If you have changed the resident agent or principal place of business, please contact our office for the proper forms to make the change before filing this 60 day list.

                     FILING FEE: $85.00           LATE PENALTY: $15.00                   SECRETARY OF STATE
                     -------------------------------------------------                     CAPITAL COMPLEX
              THIS FORM MUST BE FILED 60 DAYS FROM THE DATE OF INCORPORATION            CARSON CITY, NV 89710
              --------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NAME                                                             TITLE(S)
        see attached rider                                            PRESIDENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  P.O. BOX                            STREET ADDRESS                            CITY                  ST            ZIP
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NAME                                                             TITLE(S)
                                                                       SECRETARY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  P.O. BOX                            STREET ADDRESS                            CITY                  ST            ZIP
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NAME                                                             TITLE(S)
                                                                       TREASURER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  P.O. BOX                            STREET ADDRESS                            CITY                  ST            ZIP
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NAME                                                             TITLE(S)
  DANIEL J. THOMAS                                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  P.O. BOX                            STREET ADDRESS 312 Union Wharf            CITY  Boston          ST MA         ZIP 617-36
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NAME                                                             TITLE(S)
  Joseph F. Pesce                                               DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  P.O. BOX                            STREET ADDRESS  312 Union Wharf           CITY  Boston          ST MA         ZIP 02109
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NAME                                                             TITLE(S)
                                                                       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  P.O. BOX                            STREET ADDRESS                            CITY                  ST            ZIP
------------------------------------------------------------------------------------------------------------------------------------

/s/ [SIGNATURE OMITTED]
---------------------------
Signature of Officer                                           Title(s) Secretary                                      Date 12/22/98
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

                                              APPENDIX TO NEVADA
                               SIXTY DAY LIST OF OFFICERS, DIRECTORS AND AGENT


                                                CRA-MCO, INC.

--------------------------------------------------------------------------------

Appendix to Nevada
Sixty Day List of Officers and Directors

Officers of CRA-MCO, Inc.

--------------------------------------------------------------------------------

Daniel J. Thomas, President
312 Union Wharf
Boston, Massachusetts 02109

Richard A. Parr, II, Secretary
312 Union Wharf
Boston, Massachusetts 02109

Joseph F. Pesce, Treasurer
312 Union Wharf
Boston, Massachusetts 02109

W. Tom Fogarty, M.D., Sr. V.P. and Chief Medical Officer
312 Union Wharf
Boston, Massachusetts 02109

Kenneth Loffredo, Sr. V.P.-Marketing & Sales
312 Union Wharf
Boston, Massachusetts 02109

Scott E. Henault, Sr. V.P. And Chief Information Officer
312 Union Wharf
Boston, Massachusetts 02109

Jeffrey A. Luber, Asst. Secretary
312 Union Wharf
Boston, Massachusetts 02109

James M. Greenwood, Executive V.P. Corporate Development
312 Union Wharf
Boston, Massachusetts 02109


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